Virtus AllianzGI Global Small-Cap Fund,

a series of Virtus Investment Trust

Supplement dated April 14, 2022 to the Summary Prospectuses, the Virtus Investment Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated October 28, 2021, as supplemented

Important Notice to Investors

Allianz Global Investors U.S. LLC (“AllianzGI”) has announced, that effective April 30, 2022, Jasmine To will no longer be a portfolio manager for the Virtus AllianzGI Global Small-Cap Fund, (the “Fund”). Effective April 30, 2022 all references to Ms. To will be removed from the prospectuses and the SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VIT 8061/ AGI Global Small-Cap PM Announcement (4/2022)